UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche Emerging Markets Frontier Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

15 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statement of Changes in Net Assets

23 Financial Highlights

27 Notes to Financial Statements

37 Report of Independent Registered Public Accounting Firm

38 Information About Your Fund's Expenses

39 Tax Information

40 Advisory Agreement Board Considerations and Fee Evaluation

43 Board Members and Officers

48 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The risks of investing in emerging-market countries are magnified in frontier market countries and may include the potential for extreme price volatility and illiquidity. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. These risks may be magnified by government ownership or control, trade barriers, exchange controls, protectionist measures, and relatively new and unsettled securities laws. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because these companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), the stocks tend to be less liquid, companies may be newly formed or in the early stages of development, less public information may be available about these companies and they may trade less frequently. Small-company stocks tend to be more volatile than medium-sized or large-company stocks. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 14 for more complete performance information.

Investment Process

Portfolio management uses a four-step management process. In the first step, portfolio management assesses the general outlook for frontier market and small emerging market securities at a macroeconomic level. The key drivers of this outlook are growth, valuation and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, portfolio management performs a bottom-up fundamental analysis of the companies in the designated countries and sectors (i.e., an analysis of the salient attributes of the various individual companies), resulting in recommended securities for the designated countries and sectors and corresponding target prices for those securities. In the third step, portfolio management constructs the fund’s portfolio, weighting individual securities based on management’s assessments and setting individual country and sector market exposure based on management’s outlook. In the fourth and final step, portfolio management actively monitors the fund’s portfolio, including an ongoing assessment of the portfolio’s risks.

The fund returned –23.20% in the period from its inception on September 23, 2014 through August 31, 2015, outperforming the –23.71% return of its benchmark, the MSCI Frontier Emerging Markets Index.

The frontier markets experienced significant headwinds during the reporting period, leading to a return that was well below that of both the developed world markets (as gauged by the –1.46% return of the MSCI World Index) and the broader emerging markets (as measured by the –16.78% return of the MSCI Emerging Markets Index). The frontier markets tend to feature lower liquidity than the world’s larger markets, which exacerbates the impact of adverse macroeconomic factors. This characteristic was on display in the past year, during which emerging-markets stocks were affected by the challenging combination of falling commodity prices, slow global growth, instability in China’s financial markets and uncertainty regarding U.S. Federal Reserve Board (the Fed) policy.

"We welcome market volatility, as it provides potential opportunities to buy shares of growing companies at attractive prices."

While this type of volatility is to be expected in the frontier markets, it’s important to keep in mind that development of the world’s smaller emerging markets is a long-term story. Many countries offer long runways for economic growth and the evolution of consumer-led economies, providing investors with the opportunity to participate as frontier markets graduate to "emerging market" status. At the same time, we believe the frontier markets feature an abundance of stocks trading below what we believe are their true values. One reason for this is that the frontier markets aren’t as heavily followed by the global research community as the larger emerging markets, meaning that there is more latitude for active managers to seek out inefficiencies among individual stocks. We therefore welcome market volatility, as it provides potential opportunities to buy shares of growing companies at attractive prices.

Fund Performance

While the fund finished the reporting period with a negative return, it outperformed its benchmark. One of the most important factors in the fund’s outperformance was its defensive posture. When the reporting period began in September 2014, the global markets were under pressure from the unusually sharp decline in oil prices and concerns about the sluggish nature of world economic growth. Rather than moving to a fully invested posture immediately, we elected to allow the downturn to play itself out by adding positions at a measured pace. We maintained an above-average position in cash and cash equivalents throughout the period, closing with a weighting of 17% on August 31, 2015. Given our expectation for continued volatility, we believe this substantial cash weighting can allow us to capitalize if valuations become even more attractive in the months ahead.

Several other aspects of our active approach added value during the past year. We established underweight positions in a number of countries with above-average sensitivity to oil prices, which reflected our belief that energy prices would remain under pressure for longer than the markets were anticipating. This led us to underweight Kuwait and Colombia, along with certain African markets such as Nigeria, Oman,* Morocco* and Kenya.* Given that oil prices indeed remained weak, this aspect of our positioning was a positive for performance. We believe our effort to dampen the impact of oil-price weakness helps illustrate the potential benefits of our actively managed approach.

* No securities were held under this country as of August 31, 2015.

The fund’s overweight position in Argentina, where we saw potential support from the combination of favorable political developments and the country’s improving debt profile, also proved helpful to performance. We believed Argentina’s market wasn’t receiving the same level of investor attention as many other emerging markets, which translated into attractive valuations. These factors prompted us to establish a meaningful position in Argentine bank stocks, such as BBVA Banco Frances SA and Grupo Financiero Galicia SA, among others, which subsequently outperformed as investors came to recognize the market’s upside potential.

Hikma Pharmaceuticals PLC, a U.K.-listed drug-development company that operates in Jordan, was one of the largest contributors to fund performance. Health care companies in general outperformed due to their defensive qualities, and Hikma exceeded the return of the broader sector due to its strong business in Saudi Arabia and portfolio of drugs that have been approved by the U.S. Food and Drug Administration. NMC Health PLC, another U.K.-listed health care stock that operates in the Middle East, also outperformed due to its defensive nature. Other key contributors to fund performance included the Philippines-listed stocks Globe Telecom, Inc., GT Capital Holdings, Inc. and ABS-CBN Holdings Corp., as well as the Puerto Rican bank Popular, Inc.*

* Not held in the portfolio as of August 31, 2015.

On the negative side, the fund’s performance was hurt by its allocation to Greek stocks in the early part of the period. We believed the market offered a number of opportunities to invest in attractively valued companies, but the reemergence of the country’s debt crisis weighed heavily on the performance of our positions in stocks such as National Bank of Greece S.A. and Alpha Bank AE. We subsequently eliminated exposure to Greece on the belief that the risks were too high, but our allocation to the country nonetheless had an adverse impact on performance.

The fund was also hurt by certain aspects of its country positioning, including its overweights in South Africa and Saudi Arabia. In addition, stock selection in the Philippines, Egypt, Peru and Colombia detracted from returns.

Among individual stocks, the leading detractor from performance was our position in the Colombian company Pacific Exploration & Production Corporation (formerly known as Pacific Rubiales). The stock is highly leveraged to the price of oil, so it underperformed significantly during the time it was held in the fund. We have since sold the position. Other notable detractors included the Philippines-based Bloomberry Resorts Corporation, the Peruvian construction company Grana y Montero SAA* and the Nigerian financial stock Guaranty Trust Bank PLC.* Two telecommunication stocks — MTN Group Ltd. (South Africa) and KCell JSC* (Kazakhstan) — also had a negative impact on fund performance.

* Not held in the portfolio as of August 31, 2015.

Outlook and Positioning

In constructing the portfolio, we seek to invest in companies located in countries that offer fiscal strength, political stability and sustainable drivers of long-term growth, among other factors. This approach led us to establish a meaningful overweight in the Philippines, which has been supported by heavy remittances of cash from its citizens who work outside of the country. The nation has also experienced growth in sectors — such as technology — that haven’t played a large role in its economy in the past. Not least, the government’s effective management of its fiscal affairs has provided it with the latitude to aid the economy through increased spending. We also favored Argentina, where we believe stocks were undervalued, and Saudi Arabia, where the economy has broadened beyond its dependence on oil to incorporate growth in education, infrastructure and health care. We believed the United Arab Emirates, Vietnam and Thailand also represented potentially compelling longer-term opportunities.

At the same time, we sought to avoid many of the smaller frontier-market countries. We believe the potential exists for further volatility in the global financial markets, which formed the basis for an emphasis on risk management. We also sought to minimize exposure to commodity prices in general and oil in particular, as we believed the risks continued to outweigh the potential upside. This approach also helped manage some of the risk that China’s economic growth could decelerate further. Since China remains the world’s largest consumer of commodities, slower growth in the country feeds directly into the demand for commodities — and therefore to the performance of stocks that are leveraged to commodity prices.

We hold a cautious short-term outlook due to concerns about global growth, the strength in the U.S. dollar and ongoing uncertainty about Fed policy. From a longer-term standpoint, however, we believe the frontier markets are home to a significant number of undervalued companies.

Ten Largest Equity Holdings at August 31, 2015 (37.5% of Net Assets)	Country	Percent
1. Universal Robina Corp. Manufactures, markets and distributes branded consumer foods	Philippines	5.2%
2. Hikma Pharmaceuticals PLC Multinational pharmaceutical group	Jordan	4.8%
3. Grupo Financiero Galicia SA Financial services holding company	Argentina	4.1%
4. YPF SA Explores for, develops and produces oil and natural gas	Argentina	4.0%
5. Siam Cement PCL Diversified industrials company	Thailand	3.5%
6. BDO Unibank, Inc. Full-service universal bank	Philippines	3.3%
7. Ayala Land, Inc. Develops and invests in real estate properties	Philippines	3.3%
8. GT Capital Holdings, Inc. Investment holding company	Philippines	3.2%
9. Globe Telecom, Inc. Provides wireless application protocol services and digital wireless communication services	Philippines	3.1%
10. Robinsons Retail Holdings, Inc. Operates various retail outlets	Philippines	3.0%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 48 for contact information.

Portfolio Management

Sean Taylor, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Global Head of Emerging Markets Equities: Hong Kong.

— Joined Deutsche Asset & Wealth Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

— MBA, Manchester Business School.

Andrew Beal, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Deputy Head of Emerging Market Equities: London.

— Joined Deutsche Asset & Wealth Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.

— BSc in Economics and Politics, University of Bath.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Frontier Emerging Markets Index is a free-float-adjusted market-capitalization index which includes 161 constituents from the following countries: Argentina, Bahrain, Bangladesh, Bulgaria, Colombia, Croatia, Estonia, Egypt, Jordan, Kenya, Kuwait, Kazakhstan, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Peru, Philippines, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia and Vietnam.

The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index and category returns assume reinvestment of all distributions.

The MSCI Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 23 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Performance Summary August 31, 2015 (Unaudited)

Class A	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–23.20%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–27.62%
MSCI Frontier Emerging Markets Index†	–23.71%
Class C	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–23.70%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–24.46%
MSCI Frontier Emerging Markets Index†	–23.71%
Class S	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	–23.10%
MSCI Frontier Emerging Markets Index†	–23.71%
Institutional Class	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	–23.00%
MSCI Frontier Emerging Markets Index†	–23.71%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated September 15, 2014 are 2.38%, 3.17%, 2.14% and 1.98% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on September 23, 2014.

† The MSCI Frontier Emerging Markets Index is a free-float-adjusted market-capitalization index which includes 161 constituents from the following countries: Argentina, Bahrain, Bangladesh, Bulgaria, Colombia, Croatia, Estonia, Egypt, Jordan, Kenya, Kuwait, Kazakhstan, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Peru, Philippines, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia and Vietnam.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/15	$ 7.68	$ 7.63	$ 7.69	$ 7.70
9/23/14 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00	$ 10.00

Investment Portfolio as of August 31, 2015

	Shares	Value ($)

Common Stocks 75.0%
Argentina 10.5%
BBVA Banco Frances SA (ADR)	3,000	49,650
Grupo Financiero Galicia SA (ADR)	4,564	87,446
YPF SA (ADR)	3,999	86,139
(Cost $233,055)		223,235
Cambodia 1.9%
NagaCorp Ltd. (Cost $46,588)	63,500	39,092
Colombia 5.3%
Almacenes Exito SA	3,300	18,128
Bancolombia SA (ADR)	1,100	37,950
Grupo Aval Acciones y Valores (ADR)	3,700	28,490
Grupo de Inversiones Suramericana SA	2,400	27,735
(Cost $215,729)		112,303
Egypt 0.7%
Global Telecom Holding SAE (GDR)* (Cost $40,861)	12,000	15,600
Jordan 4.8%
Hikma Pharmaceuticals PLC (Cost $92,302)	2,941	102,670
Niger 1.1%
Savannah Petroleum PLC* (Cost $33,981)	46,758	24,036
Nigeria 0.3%
Nestle Nigeria PLC (Cost $8,878)	1,363	5,678
Peru 3.3%
Credicorp Ltd.	500	54,990
InRetail Peru Corp., 144A*	1,300	15,470
(Cost $100,112)		70,460
Philippines 34.2%
ABS-CBN Holdings Corp. (PDR)	41,000	55,633
Ayala Land, Inc.	90,400	69,378
BDO Unibank, Inc.	33,140	69,720
Bloomberry Resorts Corp.	127,400	19,127
DMCI Holdings, Inc.	226,000	54,921
Globe Telecom, Inc.	1,200	65,756
GT Capital Holdings, Inc.	2,475	67,269
International Container Terminal Services, Inc.	31,400	62,371
Megaworld Corp.	539,000	49,883
Metro Pacific Investments Corp.	349,000	37,215
Robinsons Retail Holdings, Inc.	43,560	64,733
Universal Robina Corp.	26,970	111,777
(Cost $772,430)		727,783
South Africa 4.3%
Aspen Pharmacare Holdings Ltd.*	1,759	45,490
MTN Group Ltd.	3,500	46,711
(Cost $125,320)		92,201
Thailand 5.8%
BTS Group Holdings PCL (NVDR)	139,000	37,879
Minor International PCL (NVDR)	16,000	11,840
Siam Cement PCL (NVDR)	5,500	73,775
(Cost $130,510)		123,494
United Arab Emirates 2.8%
Emaar Properties PJSC	11,900	21,872
NMC Health PLC	3,300	38,333
(Cost $52,261)		60,205
Total Common Stocks (Cost $1,852,027)		1,596,757

Participatory Notes 4.1%
Saudi Arabia
Samba Financial Group (issuer Merrill Lynch International), Expiration Date 3/2/2017	7,115	44,239
Saudi Basic Industries Corp. (issuer Merrill Lynch International), Expiration Date 3/2/2017	1,948	41,956
Total Participatory Notes (Cost $106,477)		86,195

Exchange-Traded Fund 4.1%
Vietnam
Market Vectors Vietnam ETF (Cost $104,394)	5,375	87,505

Cash Equivalents 12.5%
Central Cash Management Fund, 0.11% (a) (Cost $266,849)	266,849	266,849
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,329,747)†	95.7	2,037,306
Other Assets and Liabilities, Net	4.3	91,219
Net Assets	100.0	2,128,525

* Non-income producing security.

† The cost for federal income tax purposes was $2,331,849. At August 31, 2015, net unrealized depreciation for all securities based on tax cost was $294,543. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $88,327 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $382,870.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

NVDR: Non-Voting Depository Receipt

PDR: Philippine Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Argentina	$ 223,235	$ —	$ —	$ 223,235
Cambodia	—	39,092	—	39,092
Colombia	112,303	—	—	112,303
Egypt	15,600	—	—	15,600
Jordan	—	102,670	—	102,670
Niger	—	24,036	—	24,036
Nigeria	—	5,678	—	5,678
Peru	70,460	—	—	70,460
Philippines	—	727,783	—	727,783
South Africa	—	92,201	—	92,201
Thailand	—	123,494	—	123,494
United Arab Emirates	—	60,205	—	60,205
Participatory Notes	—	86,195	—	86,195
Exchange-Traded Fund	87,505	—	—	87,505
Short-Term Investments (b)	266,849	—	—	266,849
Total	$ 775,952	$ 1,261,354	$ —	$ 2,037,306

There have been no transfers between fair value measurement levels during the period ended August 31, 2015.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,062,898)	$ 1,770,457
Investment in Central Cash Management Fund (cost $266,849)	266,849
Total investments in securities, at value (cost $2,329,747)	2,037,306
Foreign currency, at value (cost $81,299)	80,121
Receivable for investments sold	36,611
Dividends receivable	7,801
Interest receivable	24
Due From Advisor	645
Other assets	26,190
Total assets	2,188,698
Liabilities
Deferred foreign taxes payable	3,812
Accrued Directors' fees	522
Accrued professional fees	40,205
Other accrued expenses and payables	15,634
Total liabilities	60,173
Net assets, at value	$ 2,128,525
Net Assets Consist of
Net investment loss	(3,721)
Net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes of $3,812)	(296,253)
Foreign currency	(1,212)
Accumulated net realized gain (loss)	(339,963)
Paid-in capital	2,769,674
Net assets, at value	$ 2,128,525

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($97,653 ÷ 12,722 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.68
Maximum offering price per share (100 ÷ 94.25 of $7.68)	$ 8.15

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,732 ÷ 4,423 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 7.63
Class S Net Asset Value, offering and redemption price(a) per share ($68,201 ÷ 8,866 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.69
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,928,939 ÷ 250,523 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.70

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the period from September 23, 2014 (commencement of operations) to August 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,772)	$ 49,908
Income distributions — Central Cash Management Fund	332
Total income	50,240
Expenses: Management fee	34,931
Administration fee	2,495
Services to shareholders	1,027
Distribution and service fees	559
Custodian fee	17,571
Professional fees	49,352
Reports to shareholders	18,409
Registration fees	11,992
Directors' fees and expenses	2,093
Other	6,444
Total expenses before expense reductions	144,873
Expense reductions	(94,265)
Total expenses after expense reductions	50,608
Net investment income (loss)	(368)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(340,189)
Foreign currency	(3,127)
(343,316)
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes credit of $3,812)	(296,253)
Foreign currency	(1,212)
(297,465)
Net gain (loss)	(640,781)
Net increase (decrease) in net assets resulting from operations	$ (641,149)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended August 31, 2015*

Operations: Net investment income (loss)	$ (368)
Net realized gain (loss)	(343,316)
Change in net unrealized appreciation (depreciation)	(297,465)
Net increase (decrease) in net assets resulting from operations	(641,149)
Fund share transactions: Proceeds from shares sold	722,617
Payments for shares redeemed	(522,143)
Net increase (decrease) in net assets from Fund share transactions	200,474
Increase (decrease) in net assets	(440,675)
Net assets at beginning of period (initial capital)	2,569,200
Net assets at end of period (including net investment loss of $3,721)	$ 2,128,525

* For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Period Ended 8/31/15[a]
Selected Per Share Data

Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss)	(2.33)
Total from investment operations	(2.32)
Net asset value, end of period	$ 7.68
Total Return (%)[c,d]	(23.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	98
Ratio of expenses before expense reductions (%)	6.20*
Ratio of expenses after expense reductions (%)	2.25*
Ratio of net investment income (loss) (%)	.14*
Portfolio turnover rate (%)	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)
Net realized and unrealized gain (loss)	(2.29)
Total from investment operations	(2.37)
Net asset value, end of period	$ 7.63
Total Return (%)[c,d]	(23.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	34
Ratio of expenses before expense reductions (%)	7.01*
Ratio of expenses after expense reductions (%)	3.00*
Ratio of net investment income (loss) (%)	(.99)*
Portfolio turnover rate (%)	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss)	(2.30)
Total from investment operations	(2.31)
Net asset value, end of period	$ 7.69
Total Return (%)[c]	(23.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	68
Ratio of expenses before expense reductions (%)	6.12*
Ratio of expenses after expense reductions (%)	2.10*
Ratio of net investment income (loss) (%)	(.09)*
Portfolio turnover rate (%)	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	(2.30)
Total from investment operations	(2.30)
Net asset value, end of period	$ 7.70
Total Return (%)[c]	(23.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	5.76*
Ratio of expenses after expense reductions (%)	2.00*
Ratio of net investment income (loss) (%)	(.01)*
Portfolio turnover rate (%)	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Emerging Markets Frontier Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), ETFs, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2015, the Fund had approximately $338,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely. In addition, the Fund elects to defer approximately $4,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (338,000)
Net unrealized appreciation (depreciation) on investments	$ (294,543)

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the period from September 23, 2014 (commencement of operations) to August 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $3,216,049 and $813,254, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective October 1, 2015, Deutsche Asset Management (Hong Kong) Limited (DeAM HK), an affiliate of DIMA, was appointed to serve as a subadvisor to the Fund. Effective as of such date, DeAM HK and the Fund's current subadvisor, Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA and DeAM HK, serve as subadvisors with respect to the investment and reinvestment of assets of the Fund, and are paid by the Advisor for their services. DeAM HK and DAAM Global coordinate and cooperate with one another with respect to the management of the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays an annual management fee (exclusive of any applicable waivers/reimbursements) of 1.40% based on the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from September 23, 2014 (commencement of operations) to September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	2.25%
Class C	3.00%
Class S	2.10%
Institutional Class	2.00%

For the period from September 23, 2014 (commencement of operations) to August 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 6,072
Class C	1,069
Class S	2,245
Institutional Class	84,879
$ 94,265

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from September 23, 2014 (commencement of operations) to August 31, 2015, the Administration Fee was $2,495, of which $197 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from September 23, 2014 (commencement of operations) to August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 100	$ 10
Class C	69	9
Class S	208	40
Institutional Class	128	24
	$ 505	$ 83

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from September 23, 2014 (commencement of operations) to August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class C	$ 200	$ 23

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from September 23, 2014 (commencement of operations) to August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annualized Rate
Class A	$ 292	$ 173.19%
Class C	67	49.25%
	$ 359	$ 222

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from September 23, 2014 (commencement of operations) to August 31, 2015, aggregated $38.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the period from September 23, 2014 (commencement of operations) to August 31, 2015, there was no CDSC for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from September 23, 2014 (commencement of operations) to August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,299, of which $5,143 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Investing in Frontier Markets

Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity — economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

E. Line of Credit

The Fund (effective March 26, 2015) and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2015, DIMA held approximately 93% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended August 31, 2015*
	Shares	Dollars
Shares sold
Class A	28,940	$ 257,706
Class C	1,923	16,875
Class S	6,692	62,001
Institutional Class	43,505	386,035
		$ 722,617
Shares redeemed
Class A	(18,718)	$ (153,742)
Class S	(326)	(2,940)
Institutional Class	(42,402)	(365,461)
		$ (522,143)
Net increase (decrease)
Class A	10,222	$ 103,964
Class C	1,923	16,875
Class S	6,366	59,061
Institutional Class	1,103	20,574
		$ 200,474
Initial capital
Class A	2,500	$ 25,000
Class C	2,500	25,000
Class S	2,500	25,000
Institutional Class	249,420	2,494,200
		$ 2,569,200

* For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche International Fund, Inc. and the Shareholders of Deutsche Emerging Markets Frontier Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Emerging Markets Frontier Fund (one of the Funds constituting Deutsche International Fund, Inc. (the Fund)) as of August 31, 2015, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the period from September 23, 2014 (commencement of operations) to August 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Emerging Markets Frontier Fund (one of the funds constituting the Deutsche International Fund, Inc.) at August 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 23, 2014 (commencement of operations) to August 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 29, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 862.00	$ 859.20	$ 862.10	$ 863.20
Expenses Paid per $1,000*	$ 10.56	$ 14.06	$ 9.86	$ 9.39
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,013.86	$ 1,010.08	$ 1,014.62	$ 1,015.12
Expenses Paid per $1,000*	$ 11.42	$ 15.20	$ 10.66	$ 10.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Emerging Markets Frontier Fund	2.25%	3.00%	2.10%	2.00%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $55,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the Deutsche Emerging Markets Frontier Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and Deutsche Alternative Asset Management (Global) Limited (the "Sub-Advisor") in May 2014. The Agreement and the Sub-Advisory Agreement are referred to collectively herein as the "Agreements."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In May 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors meet frequently to discuss fund matters. The Directors met privately with their counsel to discuss the Agreements and other matters relating to the Fund. The Directors were also advised by a fee consultant retained by the Directors (the "Fee Consultant") in the course of their review of the Agreements and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreements, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services to be provided under the Agreements. The Board noted that, under the Agreements, DIMA and the Sub-Advisor will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also considered information provided on the investment personnel of the Sub-Advisor. The Board also requested and received information regarding DIMA’s planned oversight of the Sub-Advisor. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 2.25%, 3.00%, 2.10% and 2.00% of average net assets of Class A, Class C, Class S and Institutional Class shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee schedule as compared to fees charged by DIMA to comparable funds. With respect to the sub-advisory fees to be paid to the Sub-Advisor, the Board noted that the fees are paid by DIMA out of its fee and not directly by the Fund. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA and the Sub-Advisor.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s or the Sub-Advisor’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates (including the Sub-Advisor), including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and the Sub-Advisor related to brokerage and soft dollar allocations, including that the Sub-Advisor may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA and the Sub-Advisor related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources to be dedicated by DIMA to the oversight of the Sub-Advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreements and concluded that the Agreements were in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DEFAX	DEFCX	DEFSX	DEFWX
CUSIP Number	25156G 632	25156G 624	25156G 590	25156G 616
Fund Number	1006	1306	2006	1406

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DEMFF-2
(R-039437-2 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Emerging Markets Frontier fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$30,720	$0	$8,000	$0
2014*	n/a	$0	n/a	$0

*Fund commenced operations on September 23, 2014.

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$498,574	$3,642,017
2014	$0	$266,072	$6,090,049

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$8,000	$4,140,591	$880,336	$5,028,927
2014	$0	$6,356,121	$411,123	$6,767,244

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Emerging Markets Frontier Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015